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                                                               EXHIBIT 10.47(d)




                    AMENDMENT 7 TO CONTRACT CSXT-C-03951
        SUBJECT TO 49 USC Section 10709 AND 49 CFR Section 1313.3(c)


     COGENTRIX OF ROCKY MOUNT, INC. ("Industry") and CSX
TRANSPORTATION, INC. ("CSXT") agree to amend the aforementioned
Contract, which has been in effect since October 27, 1989.

     1.   This Amendment will be effective July 1, 1997.

     2.   The Contract is modified in the following manner:

          (A) Industry and CSXT will use reasonable best efforts to implement a permanent solution to the grade crossing blockage concern at Industry's Rocky Mount Cogeneration Facility.

          (B) As a temporary solution, effective on and after July 1, 1997, CSXT will permit Industry to ship seventy-five
               (75) car unit trains at the ninety (90) car rate levels presently applicable in the Contract.

          (C) This Seventh Amendment will remain in effect until a more permanent solution can be implemented, but will terminate no later than December 31, 1998.

      3. All other provisions of the Contract are ratified and reaffirmed.


          COGENTRIX OF ROCKY MOUNT, INC.

          By:  /s/ Ronald A. Munse
          Title:   Vice President Fuels and Transportation


          CSX TRANSPORTATION, INC.

          By:  /s/ S. Walters
          Title:   Director, Non-Utility Generation